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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of GTECH Holdings Corporation of our report dated March 23, 1998, with respect to the finanical statements of Camelot Group plc, which appears in the Annual Report on Form 10-K of GTECH Holdings Corporation.


                                             /s/ PRICE WATERHOUSE
                                             -----------------------------------
                                             PRICE WATERHOUSE


London, England
June  24, 1998




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